PROSHARES TRUST
ProShares K-1 Free Crude Oil Strategy ETF (OILK)
(the “Fund”)
Supplement dated March 10, 2021
to the Fund’s Summary Prospectus and Statutory Prospectus dated October 1, 2020, and
Statement of Additional Information (“SAI”) dated January 19, 2021, each as supplemented or amended
* * * * *
Important Notice Regarding Change in Index, Investment Objective and Strategies
At its meeting held on March 10, 2021, the Board of Trustees of ProShares Trust approved various changes to the Fund. These changes include a change to the Fund’s investment objective and strategies.
These changes will become effective on May 17, 2021.
Summary prospectus and statutory prospectus
Investment Objective. The investment objective will be replaced in its entirety with the following:
ProShares K-1 Free Crude Oil Strategy ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Bloomberg Commodity Balanced WTI Crude Oil IndexSM (the “Index”).
Principal Investment Strategies. The principal investment strategies section will be replaced in its entirety with the following:
The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index seeks to track the performance of three separate contract schedules for West Texas Intermediate (“WTI”) Crude Oil futures traded on NYMEX. These contract schedules are equally-weighted in the Index (1/3 each) at each semi-annual reset in March and September. At each semi-annual reset date, one-third of the Index is designated to follow a monthly roll schedule. Each month this portion of the Index rolls from the current futures contract (called “Lead” by Bloomberg, and which expires one month out) into the following month’s contract (called “Next” by Bloomberg and which expires two months out). The second portion of the Index is always designated to be in a June contract, and follows an annual roll schedule in March of each year in which the June contract expiring in the current year is rolled into the June contract expiring the following year. The remaining portion is always designated to be in a December contract, and follows an annual roll schedule in September of each year in which the December contract expiring in the current year is rolled into the December contract expiring the following year.
“Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date.
The weighting (i.e., percentage) of each of the three contract schedules included in the Index fluctuate above or below one-third between the semi-annual reset dates due to changing futures prices and the impact of rolling the futures positions. As a result, the weighting of each contract in the Index will “drift” away from equal weighting. The Index reflects the cost of rolling the futures contracts included in the Index, without regard to income earned on cash positions. The Index is not linked to the “spot” price of WTI crude oil. Futures contracts may perform very differently from the spot price of crude oil.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield.
Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield.
The Fund generally will not invest directly in WTI crude oil futures. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by ProShare Advisors, the Fund’s investment advisor, and invests directly in WTI crude oil futures. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets in accordance with applicable rules and regulations. The Fund will generally limit investments in the Subsidiary to 25% but it may exceed that amount if the Advisor believes doing so is in the best interest of the Fund, such as to help achieve the Fund’s investment objective or increase the tax efficiency of the Fund.
The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.
Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds, funds (including exchange-traded funds (“ETFs”) and exchange-traded commodity pools), interest rates or indexes. The Fund invests in derivatives as to provide exposure to WTI crude oil futures markets. These derivatives principally include:
Commodity Futures Contracts — Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index.
Exchange-Traded Products (ETPs) — The Fund invests in ETPs or exchange-traded funds (“ETFs”) including registered investment companies and exchange-traded commodity pools. ETPs are types of securities that derive their value from a basket of securities such as stocks, bonds, commodities or indices, and trade intra-day on a national exchange. ETFs are typically open-end investment companies or unit investment trusts whose shares represent an interest in a portfolio of securities. Exchange traded commodity pools are investment vehicles who shares represent an interest in a portfolio of commodities or derivatives whose value is derived from commodities. The Fund may invest in ETPs that are sponsored by an affiliate of the Advisor.
Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:
U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.
ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with the Fund’s investment objective. The Fund may invest in or gain exposure to only a representative sample of the instruments in the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. In managing the assets of the Fund, ProShare Advisors does not invest the assets of the Fund in instruments based on ProShare Advisors’ view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure to the returns of the Index without regard to market conditions, trends or direction.
The Fund will concentrate or focus its investments in a particular industry or group of industries, country or region to approximately the same extent the Index is so concentrated or focused. As of March 1, 2021, the Index was concentrated in WTI crude oil futures.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Additional Principal Risks
The current descriptions of the Fund’s principal risks will be revised to include the following additional principal risks relating to “Index Performance Risk” and “Concentration and Focused Investing”:
Index Performance Risk — The Fund is linked to an Index maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.
Concentration and Focused Investing —The Index may concentrate (i.e., may be composed of securities that represent 25 percent or more of the value of the Index) or focus (i.e., may be composed of securities that represent a substantial portion of its value, but less than 25 percent) in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. Financial, economic, business, regulatory conditions, and other developments affecting issuers in a particular industry or group of industries will have a greater effect on the Fund, and if securities of the particular industry or group of industries as a group fall out of favor, the Fund could underperform, or its net asset value may be more volatile than, funds that have greater industry diversification.
References to “active management” contained in the “Rolling Futures Contract Risk” are hereby deleted.
“Active Management Risk” is deleted in its entirety.
Statutory prospectus
Investment Objectives, Principal Investment Strategies and Related Risks
The Fund is no longer an “actively managed” fund. Accordingly, all references to the Fund as an Actively Managed Fund are hereby deleted, and the Fund is included in the list of Matching Funds.
SAI
Glossary of Terms
The Fund is no longer an “actively managed” fund. Accordingly, the Fund is removed from the definition of Actively Managed Funds and included in the definition of Matching Funds.
For more information, please contact the Funds at 1-866-776-5125
Please retain this supplement for future reference